                                3,350,000 Units

            (each Unit consisting of one share of Common Stock, par
          value $.01 per share, and one redeemable warrant to purchase one share of Common Stock)

                            THE MARQUEE GROUP, INC.

                             UNDERWRITING AGREEMENT

Royce Investment Group, Inc.                              December 5, 1996
 As Representative of the Several Underwriters
199 Crossways Park Drive
Woodbury, New York 11797

         The Marquee Group, Inc., a Delaware corporation ( "Marquee" or the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") of this Underwriting Agreement (this "Agreement"), for whom you are acting as representative (the "Representative"), an aggregate of 3,350,000 Units, each unit being hereinafter referred to as a "Unit" and consisting of one share of Common Stock, par value $.01 per share ("Shares"), and one redeemable warrant ("Warrants") to purchase one share of the Company's Common Stock at a price of $7.50 at any time from the Separation Date (as defined in the Warrant Agreement) until December 5, 2001. The Warrants are subject to redemption, in certain instances commencing one year from the date of this Agreement. In addition, Marquee proposes to grant to the Underwriters the option referred to in Section 2(b) to purchase all or any part of an aggregate of 502,500 additional Units. Unless the context otherwise indicates, the term "Units" shall include the 502,500 additional Units referred to above.

         The aggregate of 3,350,000 Units to be sold by Marquee, together with all or any part of the 502,500 Units which the Underwriters have the option to purchase, and the Shares and the Warrants comprising such Units, are herein called the "Units." The Common Stock of Marquee to be outstanding after giving effect to the sale of the Shares is herein called the "Common Stock." The Shares and Warrants included in the Units (including the Units which the Underwriters have the option to purchase) are herein collectively called the "Securities."

         You have advised Marquee that you and the other Underwriters desire to purchase, severally, the Units, and that you have been authorized by the Underwriters to execute this Agreement on their behalf. Marquee confirms the agreements made by it with respect to the purchase of the Units by the several Underwriters on whose behalf you are signing this Agreement, as follows:

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

                  (a) A registration statement (File No. 333-11287) on Form SB-2 relating to the public offering of the Units, including a form of prospectus subject to completion, copies of which have heretofore been delivered to you, has been prepared by Marquee in conformity with the applicable requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission under the Act and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, Marquee will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if Marquee relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Units that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if Marquee does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and in the case of either clause (i)(A) or (i)(B) of this sentence, as have been provided to and approved by the Representative prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representative prior to the execution of this Agreement.

         As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means (A) if Marquee relies on Rule 434 under the Act, the Term Sheet relating to the Units that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if Marquee does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or (C) if Marquee does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement; except that if such registration statement or prospectus is amended or such prospectus is supplemented, after the effective date of such registration statement and prior to the Option Closing Date (as hereinafter defined), the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended, and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. At the time the Registration Statement becomes effective and at all times subsequent thereto up to and on the Closing Date (as hereinafter defined) or the Option Closing Date, as the case may be, (i) the Registration Statement and Prospectus will in all material respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that Marquee makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to Marquee by or on behalf of the Underwriters specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus on page 2 with respect to stabilization, under "Risk Factors-Possible Restrictions on Market-Making Activities in Company's Securities," under the heading "Underwriting" and the identity of counsel to the Underwriters under the heading "Legal Matters" constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement and Prospectus, as the case may be.

                  (c) Each of Marquee and the Merger Subsidiaries (as herein defined) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its respective business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its respective business or the character or location of its properties requires such qualification, except where failure to so qualify would not materially affect the business, properties or financial condition of Marquee and the Merger Subsidiaries, taken as a whole.

                  (d) The authorized, issued and outstanding capital stock of Marquee as of September 30, 1996 is as set forth in the Prospectus under "Capitalization;" the shares of issued and outstanding capital stock of Marquee set forth thereunder have been duly authorized, validly issued and are fully paid and non-assessable; except as set forth in the Prospectus, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of Marquee have been granted or entered into by Marquee; and the capital stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

                  (e) The Units and the Shares are duly authorized, and when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights of any security holder of Marquee. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock, except as described in the Registration Statement and Prospectus.


         The Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of Marquee enforceable in accordance with their terms and entitled to the benefits provided by the warrant agreement pursuant to which such Warrants are to be issued (the "Warrant Agreement"), which will be substantially in the form filed as an exhibit to the Registration Statement. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms of the Warrants and Warrant Agreement, will be duly and validly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof. The Warrant Agreement has been duly authorized and, when executed and delivered pursuant to this Agreement, will have been duly executed and delivered and will constitute the valid and legally binding obligation of Marquee enforceable in accordance with its terms. The Warrants and the Warrant Agreement conform to the respective descriptions thereof in the Registration Statement and Prospectus.

         The Shares and the Warrants underlying the Unit Purchase Option have been duly authorized and, when duly issued and delivered, such Warrants will constitute valid and legally binding obligations of Marquee enforceable in accordance with their terms and entitled to the benefits provided by the Unit Purchase Option and the Warrant Agreement. The Shares included in the Unit Purchase Option (and the shares of Common Stock issuable upon exercise of such Warrants) when issued and sold in accordance with the terms of the Unit Purchase Option, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

                  (f) This Agreement, the Unit Purchase Option and the Warrant Agreement have been duly and validly authorized, executed and delivered by Marquee. Marquee has full power and lawful authority to authorize, issue and sell the Units to be sold by it hereunder on the terms and conditions set forth herein, and no consent, approval, authorization or other order of any governmental authority is required in connection with such authorization, execution and delivery or with the authorization, issue and sale of the Units or the Unit Purchase Option, except such as may be required for the registration of the Units under the Act or by the National Association of Securities Dealers, Inc. (the "NASD") or state securities laws.

                  (g) Marquee does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity other than the subsidiaries (the "Merger Subsidiaries") which will merge into each of Athletes and Artists, Inc., a New York corporation ("A&A") and Sports Management & Television International, Inc., a Connecticut corporation ("SMTI") simultaneously on the First Closing Date (as hereinafter defined) and A&A Acquisition Corp. Each of the Merger Subsidiaries is a corporation duly organized and validly existing under the laws of the state of the jurisdiction of its incorporation. Marquee owns all of the capital stock of each of the Merger Subsidiaries free and clear of all liens, security interests and encumbrances. Marquee has entered into amended and restated acquisition agreements (the "Acquisition Agreements") with each of A&A and SMTI, among other parties, pursuant to which, upon completion of financings aggregating at least $13,800,000 in gross proceeds to Marquee, A&A and SMTI have each agreed to merge with one of the Merger Subsidiaries. Each of the Acquisition
Agreements is in full force and effect and neither the Company nor the other parties thereto are in breach of or default under either of such agreements.

                  (h) Except as described in the Prospectus, neither the Company nor any of the Merger Subsidiaries is in violation, breach or default of or under, any indenture, mortgage, deed of trust, loan agreement or other agreement (including the Acquisition Agreements) or instrument to which the Company or any of the Merger Subsidiaries is a party or by which the Company or any of the Merger Subsidiaries may be bound or to which any of the property or assets of the Company or any of the Merger Subsidiaries is subject, including the Acquisition Agreements, which violation, breach or default would have a material adverse effect on either the Company or the Merger Subsidiaries; and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of the Merger Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Merger Subsidiary is a party or by which the assets of the Company or any of the Merger Subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or any of the Merger Subsidiaries, as amended, or any statute or any order, rule or regulation applicable to the Company or any of the Merger Subsidiaries of any court or of any regulatory authority or other governmental body having jurisdiction over the Company or any of the Merger Subsidiaries.

                  (i) Subject to the qualifications stated in the Prospectus, each of Marquee and the Merger Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which Marquee or any of the Merger Subsidiaries is the lessor or sublessor of properties or assets or under which Marquee or any of the Merger Subsidiaries hold properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, neither Marquee nor any of the Merger Subsidiaries is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of Marquee or any of the Merger Subsidiaries as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of Marquee or any of the Merger Subsidiaries to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and each of

Marquee and the Merger Subsidiaries owns or leases all such properties described in the Prospectus as are necessary to their respective operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.


                  (j) Each of Ernst & Young LLP and Scott Gildea CPA, who have given their respective reports on certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations.

                  (k) The financial statements, together with related notes, set forth in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the financial position and results of operations and changes in cash flow of Marquee and A&A and SMTI on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply (subject in the case of financial statements for interim periods, to normal and recurring year end adjustments). Said statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved. No other financial statements or schedules are required to be included in the Registration Statement. The information set forth under the captions "Dilution," "Capitalization," and "Selected Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein. The pro forma financial information included in the Prospectus (or the Preliminary Prospectus) has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and, in the opinion of the Company, includes all adjustments necessary to present fairly the pro forma financial condition and results of operations at the respective dates and for the respective periods indicated and, in the opinion of the Company, all assumptions used in preparing such pro forma financial statements are reasonable.

                  (l) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither Marquee nor any of the Merger Subsidiaries has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, in either case which are material to the business of Marquee or any of the Merger Subsidiaries, and there has not been any change in the capital stock of, or any incurrence of short-term or long-term debt by, the Company or any issuance of options, warrants or other rights to purchase the capital stock of the Company or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or other), net worth, results of operations, business, key personnel or properties of it which would be material to the business or financial condition of Marquee or any of the Merger Subsidiaries and neither Marquee nor any of the Merger Subsidiaries has become a party to, and neither the business nor the property of Marquee or any of the Merger Subsidiaries has become the subject of, any material litigation whether or not in the ordinary course of business.

                  (m) Except as set forth in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which Marquee or any of the Merger Subsidiaries is a party before or by any court or governmental agency or body, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race, in either case which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of Marquee or any the Merger Subsidiaries, and no labor disputes involving the employees of Marquee or any of the Merger Subsidiaries exist or are imminent which might be expected to materially adversely affect the conduct of the business, property or operations or the financial condition or results of operations of Marquee or any of the Merger Subsidiaries.

                  (n) Except as disclosed in the Prospectus, Marquee and each of the Merger Subsidiaries have filed, or have duly obtained extension for the time for filing of, all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against Marquee or any of the Merger Subsidiaries.

                  (o) Marquee and each of the Merger Subsidiaries have sufficient licenses, permits and other governmental authorizations currently required for the conduct of their business or the ownership of their properties as described in the Prospectus and are in all material respects complying therewith and own or possess adequate rights to use all material trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of such business and have not received any notice of conflict with the asserted rights of others in respect thereof. To the best knowledge of the Company, none of the activities or business of Marquee or any of the Merger Subsidiaries are in violation of, or cause Marquee or any of the Merger Subsidiaries to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of Marquee and the Merger Subsidiaries, taken as a whole.

                  (p) Neither Marquee nor any of the Merger Subsidiaries has, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                  (q) On the Closing Dates (hereinafter defined), all transfer or other taxes, (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the

Units to the several Underwriters hereunder will have been fully paid or provided for by Marquee and all laws imposing such taxes will have been fully complied with.

                  (r) All contracts and other documents of Marquee or any of the Merger Subsidiaries which are, under the Rules and Regulations, required to be filed as exhibits to the Registration Statement have been so filed.

                  (s) Neither Marquee nor any of the Merger Subsidiaries has taken nor will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Units hereby.

                  (t) Neither Marquee nor any of the Merger Subsidiaries has entered into any agreement pursuant to which any person is entitled either directly or indirectly to compensation from Marquee for services as a finder in connection with the proposed public offering.

                  (u) Except as previously disclosed in writing by Marquee to the Representative, no officer, director or 5% stockholder of Marquee or any of the Merger Subsidiaries has any affiliation or association with any member of the NASD.

                  (v) Neither Marquee nor any of the Merger Subsidiaries is, nor upon receipt of the proceeds from the sale of the Units will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (w) Neither Marquee nor any of the Merger Subsidiaries has distributed, nor will it distribute prior to the First Closing Date, any offering material in connection with the offering and sale of the Units other than the Preliminary Prospectus, the Prospectus, the Registration Statement or the other materials permitted by the Act, if any.

                  (x) Marquee and each of the Merger Subsidiaries have complied with all provisions of Section 517.075 Florida Statutes relating to doing business with the government of Cuba or with any person or affiliate located in Cuba.

         2.       Purchase, Delivery and Sale of the Units.

                  (a) Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties, and agreements herein contained, Marquee agrees to issue and sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, to buy from Marquee at $5.00 per Unit, at the place and time hereinafter specified, the respective number of Units set forth opposite the names of the Underwriters in Schedule A attached hereto (the "First Units") plus any additional Units which such Underwriters may become obligated to purchase pursuant to the provisions of Section 9 hereof. The First Units shall consist of 3,350,000 Units to be purchased from Marquee.

                  Delivery of the First Units against payment therefor shall take place at the offices of Royce Investment Group, Inc., 199 Crossways Park Drive, Woodbury, N.Y. 11797 (or at such other place as may be designated by agreement between you and Marquee) at 10:00 a.m., New York time, on, December 11, 1996, or at such later time and date as you may designate, such time and date of payment and delivery for the First Units being herein called the "First Closing Date."

                  (b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, Marquee hereby grants an option to the several Underwriters to purchase all or any part of an aggregate of an additional 502,500 Units at the same price per Unit as the Underwriters shall pay for the First Units being sold pursuant to the provisions of subsection (a) of this Section 2 (such additional Units being referred to herein as the "Option Units"). This option may be exercised within 45 days after the effective date of the Registration Statement upon notice by the Representative to Marquee advising as to the amount of Option Units as to which the option is being exercised, the names and denominations in which the certificates for such Option Units are to be registered and the time and date when such certificates are to be delivered. Such time and date shall be determined by the Representative but shall not be earlier than four nor later than ten full business days after the exercise of said option, nor in any event prior to the First Closing Date, and such time and date is referred to herein as the "Option Closing Date." Delivery of the Option Units against payment therefor shall take place at the offices of Royce Investment Group, Inc., 199 Crossways Park Drive, Woodbury, N.Y. 11797 (or at such other place as may be designated by agreement between you and Marquee). The number of Option Units to be purchased by each Underwriter, if any, shall bear the same percentage to the total number of Option Units being purchased by the several Underwriters pursuant to this subsection (b) as the number of Units such Underwriter is purchasing bears to the total number of the First Units being purchased pursuant to subsection (a) of this Section 2, as adjusted, in each case by the Representative in such manner as the Representative may deem appropriate. The option granted hereunder may be exercised only to cover overallotments in the sale by the Underwriters of First Units referred to in subsection (a) above. In the event Marquee declares or pays a dividend or distribution on its Common Stock, whether in the form of cash, shares of Common Stock or any other consideration, prior to the Option Closing Date, such dividend or distribution shall also be paid on the Option Units on the Option Closing Date.

                  (c) Marquee will make the certificates for the securities comprising the Units to be purchased by the Underwriters hereunder available to you for checking at least two full business days prior to the First Closing Date or the Option Closing Date (which are collectively referred to herein as the "Closing Dates"). The certificates shall be in such names and denominations as you may request, at least two full business days prior to the Closing Dates. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

                  Definitive certificates in negotiable form for the Units to be purchased by the Underwriters hereunder will be delivered by Marquee to you for the accounts of the several Underwriters against payment of the respective purchase prices by the several Underwriters, by certified or bank cashier's checks in New York Clearing House funds, payable to the order of Marquee.

                  In addition, in the event the Underwriters exercise the option to purchase from Marquee all or any portion of the Option Units pursuant to the provisions of subsection (b) above, payment for such Units shall be made to or upon the order of Marquee by certified or bank cashier's checks payable in New York Clearing House funds at the offices of Royce Investment Group, Inc., 199 Crossways Park Drive, Woodbury, N.Y. 11797 (or at such other place as may be designated by agreement between you and Marquee) at the time and date of delivery of such Units as required by the provisions of subsection (b) above, against receipt of the certificates for such Units by the Representative for the respective accounts of the several Underwriters registered in such names and in such denominations as the Representative may request.

                  It is understood that you, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make any and all payments required pursuant to this Section 2 on behalf of any Underwriters whose check or checks shall not have been received by the Representative at the time of delivery of the Units to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or underwriters of any of its or their obligations hereunder. It is also understood that you individually, rather than all of the Underwriters, may (but shall not be obligated to) purchase the Option Units referred to in subsection (b) of this Section 2, but only to cover overallotments.

                  It is understood that the several Underwriters propose to offer the Units to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement becomes effective.

     3. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

                  (a) Marquee will use its best efforts to cause the Registration Statement to become effective as promptly as possible. If required, Marquee will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. Upon notification from the Commission that the Registration Statement has become effective, Marquee will so advise you and will not at any time, whether before or after the effective date, file the Prospectus, Term Sheet or any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you or your counsel shall have objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (A) the completion by all of the Underwriters of the distribution of the Units contemplated hereby (but in no event more than nine months after the date on which the Registration Statement shall have become or been declared effective) and (B) 25 days after the date on which the Registration Statement shall have become or been declared effective, Marquee will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Units.


                  As soon as Marquee is advised thereof, Marquee will advise you, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order or threat thereof suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Units for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

                  Marquee has caused to be delivered to you copies of each Preliminary Prospectus, and Marquee has consented and hereby consents to the use of such copies for the purposes permitted by the Act. Marquee authorizes the Underwriters and dealers to use the Prospectus in connection with the sale of the Units for such period as in the opinion of counsel to the several Underwriters the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by an underwriter or dealer of any event of which Marquee has knowledge and which materially affects the Company or the securities of Marquee, or which in the opinion of counsel for the Company or counsel for the Underwriters should be set forth in an amendment to the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Units or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Prospectus, in light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriters, except that in case any Underwriter is required, in connection with the sale of the Units to deliver a Prospectus nine months or more after the effective date of the Registration Statement, Marquee will upon request of and at the expense of the Underwriter, amend or supplement the Registration Statement and Prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act.

                   The Company will comply with the Act, the Rules and Regulations and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder in connection with the offering and issuance of the Units.

                  (b) Marquee will use its best efforts to qualify to register the Units for sale under the securities or "blue sky" laws of such jurisdictions as the Representative may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided Marquee shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent of service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Units. Marquee will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriters may reasonably request.

                  (c) If the sale of the Units provided for herein is not consummated for any reason caused by the Company, Marquee shall pay all costs and expenses incident to the performance of Marquee's obligations hereunder, including but not limited to, all of the expenses itemized in Section 8, including the accountable out-of-pocket expenses of the Representative.

                  (d) Marquee will use its best efforts to (i) cause a registration statement under the Exchange Act to be declared effective concurrently with the completion of this offering and will notify the Representative in writing immediately upon the effectiveness of such registration statement, and (ii) if requested by the Representative, to obtain a listing on the Pacific Stock Exchange and to obtain and keep current a listing in the Standard & Poors or Moody's Industrial OTC Manual.

                  (e) For so long as Marquee is a reporting company under either Section 12(g) or 15(d) of the Exchange Act, Marquee, at its expense, will furnish to its stockholders an annual report (including financial statements audited by independent public accountants), in reasonable detail and at its expense, will furnish to you during the period ending five (5) years from the date hereof, (i) as soon as practicable after the end of each fiscal year, a balance sheet of Marquee and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and cash flow of Marquee and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as practicable after the end of each of the first three fiscal quarters of each fiscal year, consolidated summary financial information of Marquee for such quarter in reasonable detail; (iii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iv) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission or any securities exchange or automated quotation system on which any class of securities of Marquee is listed; and (v) such other information as you may from time to time reasonably request.

                   (f) In the event Marquee has an active subsidiary or subsidiaries, such financial statements referred to in subsection (e) above will be on a consolidated basis to the extent the accounts of Marquee and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

                  (g) Marquee will deliver to you at or before the First Closing Date two signed copies of the Registration Statement including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to the several Underwriters such number of conformed copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the several Underwriters may reasonably request. Marquee will deliver to or upon the order of the several Underwriters, from time to time until the effective date of the Registration Statement, as many copies of any Preliminary Prospectus filed with the Commission prior to the effective date of the Registration Statement as the Underwriters may reasonably request. Marquee will deliver to the Underwriters on the effective date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriters may from time to time reasonably request. Marquee, not later than (i) 5:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 6:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 noon, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request for purposes of confirming orders that are expected to settle on the First Closing Date.

                  (h) Marquee will make generally available to its security holders and to the registered holders of its Warrants and deliver to you as soon as it is practicable to do so but in no event later than 90 days after the end of twelve months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

                  (i) Marquee will apply the net proceeds from the sale of the Units for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Units and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act.

                  (j) Marquee will, promptly upon your request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary

Prospectus or Prospectus and take any other action, which in the reasonable opinion of Bachner, Tally, Polevoy & Misher LLP, counsel to the several Underwriters, may be reasonably necessary or advisable in connection with the distribution of the Units, and will use its best efforts to cause the same to become effective as promptly as possible.

                  (k) Marquee will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants and the Unit Purchase Option outstanding from time to time.

                  (l) The Company will deliver to the Representative agreements to the effect that for a period of 24 months from the First Closing Date, no officer, director or stockholder of Marquee (other than "Outside Stockholders" (as herein defined)) (such officers, directors and stockholders being herein referred to as the "Principal Stockholders"), will directly or indirectly, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any securities of Marquee provided, however, that (i) the restrictions shall only apply to those securities owned by the Principal Stockholders at the effective date of the Prospectus, those securities to be received by the Principal Stockholders in connection with the conversion of debentures issued in the Private Placement (as such term is defined in the Prospectus) and those securities to be received by the Principal Stockholders in connection with the Acquisitions (as such is defined in the Prospectus), and (ii) with respect to any securities which were not acquired or issued upon conversion of securities acquired in connection with the Private Placement, the restrictions shall not apply to transfers to affiliates of the Principal Stockholders after receipt of the written consent of the Representative on behalf of the Underwriters (which consent shall not be unreasonably withheld). In order to enforce this covenant, Marquee shall impose stop-transfer instructions with respect to the securities owned by the Principal Stockholders until the end of such period. And for a period of twelve months from the First Closing Date, stockholders of Marquee who were not designees of Marquee in the private placement in which the Representative acted as placement agent (the "Outside Stockholders") will not directly or indirectly, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any securities of Marquee. In order to enforce this covenant, Marquee shall impose stop-transfer instructions with respect to the securities owned by the Outside Stockholders until the end of such period.

                  (m) Prior to completion of this offering, Marquee will make all filings required, including registration under the Exchange Act, to obtain the listing of the Units, Common Stock, and Warrants on the Nasdaq Small Cap Market (or a listing on such other market or exchange as the Underwriters consent to), and will effect and maintain such listing for at least five years from the date of this Agreement.

                  (n) Each of Marquee and the Principal Stockholders represents that it or he has not taken and agrees that it or he will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Units, Shares or the Warrants or to facilitate the sale or resale of the Securities.

                  (o) On the Closing Date and simultaneously with the delivery of the Units, Marquee shall execute and deliver to you, individually and not as Representative of the Underwriters, the Unit Purchase Option. The Unit Purchase Option will be substantially in the form of the Representative's Unit Purchase Option filed as an Exhibit to the Registration Statement.

                  (p) During the 18 month period commencing on the date of this Agreement, Marquee will not, without the prior written consent of the Representative, grant options to purchase shares of Common Stock at an exercise price less than the greater of (i) the initial public offering price of the Units (without allocating any value to the Warrants) or (ii) the fair market value of the Common Stock on the date of grant. During the six month period commencing on the date of this Agreement, Marquee will not grant options to any current officer of Marquee, or to any individual who will become an officer of Marquee upon the First Closing Date. During the three year period from the First Closing Date, Marquee will not offer or sell any of its securities pursuant to Regulation S under the Act, without the prior written consent of the Representative, which consent shall not be unreasonably withheld.

                  (q) Marquee will not, without the prior written consent of the Representative, grant registration rights to any person which are exercisable sooner than 13 months from the First Closing Date.

                  (r) Robert Gutkowski shall be President of Marquee on the Closing Dates. Marquee has obtained key person life insurance in an amount of not less than $2 million on the life of Robert M. Gutkowski, and will use its best efforts to maintain such insurance during the three year period commencing with the First Closing Date. In the event that Robert Gutkowski's employment with Marquee is terminated prior to three years following the First Closing Date, Marquee will use its best efforts to obtain a comparable policy on the life of his successor for the balance of the three year period. For a period of thirteen months from the First Closing Date, the compensation of the executive officers of Marquee shall not be increased from the compensation levels disclosed in the Prospectus.

                  (s) So long as any Warrants are outstanding, Marquee shall use its best efforts to cause post-effective amendments to the Registration Statement to become effective in compliance with the Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to each Underwriter and dealer as many copies of each such Prospectus as such Underwriter or dealer may reasonably request. Marquee shall not call for redemption any of the Warrants unless a registration statement covering the securities underlying the Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption.

                  (t) Upon the exercise of any Warrant or Warrants after December 5, 1997, Marquee will pay to Royce Investment Group, Inc., in its individual capacity and not as Representative of the Underwriters, a fee (the "Solicitation Fee") of 5% of the aggregate exercise price of the Warrants, of which % may be reallowed to the dealer who solicited the exercise (which may also be Royce Investment Group, Inc.) if (i) the market price of Marquee's Common Stock is greater than the exercise price of the Warrants on the date of exercise; (ii) the exercise of the Warrant was solicited by a member ("Member") of the NASD, (iii) the Warrant is not held in a discretionary account; (iv) the disclosure of compensation arrangements has been made in documents provided to customers, both as part of the original offering and at the time of exercise, and (v) the solicitation of the Warrant was not in violation of Rule 10b-6 promulgated under the Exchange Act. Marquee agrees not to solicit the exercise of any Warrants other than through Royce Investment Group, Inc., without the prior written consent of Royce, and will not authorize any other dealer to engage in such solicitation, without the prior written consent of Royce Investment Group, Inc. The Solicitation Fee shall only be payable to the extent that the Representative (or Member) who solicited the exercise of any warrant is designated in writing by the holder of the warrant as having solicited the exercise of such warrant.

                  (u) For a period of five (5) years from the Effective Date Marquee (i) at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) Marquee's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of Marquee's 10-Q quarterly report and the mailing of quarterly financial information to stockholders and (ii) shall not change its accounting firm without the prior written consent of the Chairman or the President of the Representative, which consent shall not be unreasonably withheld.

                  (v) As promptly as practicable after the Closing Date, Marquee will prepare, at its own expense, hard cover "bound volumes" relating to the offering, and will distribute at least four of such volumes to the individuals designated by the Representative or counsel to the Underwriters.

                  (w) For a period of five years from the First Closing Date
(i) the Representative shall have the right, but not the obligation, to designate an advisor to the Board of Directors of Marquee and (ii) Marquee shall engage a public relations firm acceptable to the Representative.

                  (x) Marquee shall, for a period of six years after the date of this Agreement, submit such reports to the Secretary of the Treasury and to stockholders, as the Secretary may require, pursuant to Section 1202 of the Internal Revenue Code, as amended, or regulations promulgated thereunder, in order for Marquee to qualify as a "small business" so that stockholders may realize special tax treatment with respect to their investment in Marquee.

                  (y) On the Closing Date, Marquee shall cause and take no action to prevent each of the merger of A&A and a Merger Subsidiary of Marquee and the merger of SMTI and a Merger Subsidiary of Marquee, substantially on the terms and conditions set forth in the

Acquisition Agreements and the Prospectus, subject to such changes therein as are not material and are agreed to by the Representative.

         4. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Units which they have respectively agreed to purchase hereunder, are subject to the accuracy (as of the date hereof, and as of the Closing Dates) of and compliance with the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following conditions:

                  (a) The Registration Statement shall have become effective and you shall have received notice thereof not later than 10:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Units or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Units has been filed with the Commission, or at such later time and date as shall have been agreed to by the Representative; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act; on or prior to the Closing Dates no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that or a similar purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of Marquee, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Bachner, Tally, Polevoy & Misher LLP, counsel to the several Underwriters;

                  (b) At the First Closing Date, you shall have received the opinion, addressed to the Underwriters, dated as of the First Closing Date, of Baker & McKenzie, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) Each of Marquee and the Merger Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of jurisdiction of its incorporation, with full corporate power and authority to own its respective properties and conduct its respective business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its respective properties or conduct of its respective requires such qualification except where the failure to so qualify, or be so licensed would not have a material adverse affect on the business, properties or financial condition of the Company and each of the Merger Subsidiaries;

                    (ii) to the best knowledge of such counsel, (a) Marquee and each of the Merger Subsidiaries have obtained, or are in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of their respective businesses as described in the Prospectus, (b) such licenses, permits and other governmental authorizations obtained are in full force and effect, and (c) Marquee and each of the Merger Subsidiaries are in all material respects complying therewith;

                    (iii) the authorized capitalization of Marquee as of September 30,1996 is as set forth under "Capitalization" in the Prospectus; all shares of Marquee's outstanding stock requiring authorization for issuance by Marquee's board of directors have been duly authorized and are non-assessable and conform to the description thereof contained in the Prospectus and, to the best of such counsel's knowledge, after due inquiry, such shares were validly issued and are fully paid; the outstanding shares of Common Stock of Marquee have not been issued in violation of any statutory preemptive rights or, to the best knowledge of such counsel, any other preemptive rights, of any shareholder and the shareholders of Marquee do not have any preemptive rights or other rights to subscribe for or to purchase, nor are there any restrictions upon the voting or transfer of any of the Common Stock (except as described in the Registration Statement and Prospectus), the Warrants, the Unit Purchase Option and the Warrant Agreement conform to the respective descriptions thereof contained in the Prospectus; the Shares have been, and the shares of Common Stock to be issued upon exercise of the Warrants and the Unit Purchase Option, upon issuance in accordance with the terms of such Warrants, the Warrant Agreement and Unit Purchase Option have been duly authorized and, when issued and delivered, will be duly and validly issued, fully paid, non-assessable, free of any statutory preemptive rights and no personal liability will attach to the ownership thereof; to the best of such counsel's knowledge, after due inquiry, all prior sales by Marquee of Marquee's securities have been made in compliance with or under an exemption from registration under the Act and applicable state securities laws and no shareholders of Marquee have any rescission rights with respect to the Company's securities; a sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants and Unit Purchase Option; and to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied for or relating to the registration of any shares of Common Stock;

                    (iv) this Agreement, the Unit Purchase Option and the Warrant Agreement have been duly and validly authorized, executed and delivered by Marquee and, assuming due execution by each other party hereto or thereto, each constitutes a legal, valid and binding obligation of Marquee enforceable against Marquee in accordance with its respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

                    (v) the certificates evidencing the shares of Common Stock are in valid and proper legal form; the Warrants will be exercisable for shares of Common Stock of Marquee in accordance with the terms of the Warrants and at the prices therein provided for; as of the date hereof the shares of Common Stock of Marquee issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the Warrants and at the price provided for, will be duly and validly issued, fully paid and non-assessable;

                    (vi) such counsel knows of no pending or threatened legal or governmental proceedings to which either Marquee or any of the Merger Subsidiaries is a party which could materially adversely affect the business, property, financial condition or operations of Marquee and the Merger Subsidiaries taken as a whole; or which question the validity of the Securities, this Agreement, the Warrant Agreement, the Unit Purchase Option or the Acquisition Agreements, or of any action taken or to be taken by either Marquee or any of the Merger Subsidiaries pursuant to this Agreement, the Warrant Agreement, the Unit Purchase Option or the Acquisition Agreements; and no such proceedings are known to such counsel to be contemplated against either Marquee or any of the Merger Subsidiaries; there are no governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to;

                    (vii) to the best of such counsel's knowledge, neither the Company nor any of the Merger Subsidiaries is in violation of or default under any indenture, mortgage, deed of trust, loan agreement or other agreement (including the Acquisition Agreements) or instrument to which the Company or any of the Merger Subsidiaries is a party or by which the Company or any of the Merger Subsidiaries may be bound or to which any of the property or assets of the Company or any of the Merger Subsidiaries is subject, which violation, breach or default would have a material adverse effect on either the Company or the Merger Subsidiaries; nor will the execution and delivery of this Agreement, the Unit Purchase Option, the Warrant Agreement, or the Acquisition Agreements, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, with or without the giving of notice or the lapse of time, or both, result in a breach or violation of, or constitute a default under the certificate of incorporation or by-laws, in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company or any of the Merger Subsidiaries is a party or by which it or any of their respective properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign, in each case which breach, violation or default would have a material adverse effect on either the Company or the Merger Subsidiaries;

                    (viii) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements, notes thereto and other financial, numerical, statistical and accounting data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

                    (ix) such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the representatives of the Underwriters and counsel to the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise expressly set forth in its opinion), on the basis of the foregoing no facts have come to the attention of such counsel that caused it to believe that the Registration Statement (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein, or omitted therefrom, as to which it expresses no opinion), as amended or supplemented, at the time such Registration Statement became effective and as of the Closing Dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein, or omitted therefrom as to which it expresses no opinion), as amended or supplemented, as of its date and the Closing Dates, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (x) all descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other documents are accurate in all material respects and fairly present the information required to be shown, and such counsel is familiar with all contracts and other documents referred to in the Registration Statement and the Prospectus and any such amendment or supplement or filed as exhibits to the Registration Statement, and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed;

                    (xi) no authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Units by Marquee, in connection with the execution, delivery and performance of this Agreement by Marquee or in connection with the taking of any action contemplated herein, or the issuance of the Unit Purchase Option or the Securities underlying the Unit Purchase Option, other than registrations or qualifications of the Units under applicable state or foreign securities or Blue Sky laws and registration under the Act; and

                    (xii) based upon a letter received by the Company from the Nasdaq Stock Market, the Units, the Common Stock and the Warrants have been duly authorized for quotation on the Nasdaq SmallCap Market.

         Such opinions shall also cover such matters incident to the transactions contemplated hereby as the Representative or counsel for the Underwriters shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact; and may rely as to all matters of law other than the law of the United States or of the State of New York upon opinions of counsel satisfactory to you, in which case the opinion shall state that they have no reason to believe that you and they are not entitled to so rely.

                  (b) All corporate proceedings and other legal matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be reasonably satisfactory to or approved by Bachner, Tally, Polevoy & Misher LLP, counsel to the several Underwriters, and you shall have received from such counsel a signed opinion, dated as of the First Closing Date, together with copies thereof for each of the other Underwriters, with respect to the validity of the issuance of the Units, the form of the Registration Statement and Prospectus (other than the financial statements and other financial data contained therein), the execution of this Agreement and other related matters as you may reasonably require. Marquee and each of the Merger Subsidiaries shall have furnished to counsel for the several Underwriters such documents as it may reasonably request for the purpose of enabling it to render such opinion.

                  (c) You shall have received a letter prior to the effective date of the Registration Statement and again on and as of the First Closing Date from Ernst & Young LLP, independent public accountants for the Company, substantially in the form approved by you, and including estimates of the Company's revenues and results of operations for the period ending October 31, 1996 and results of the comparable period during the prior fiscal year.

                  (d) At the Closing Dates, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Dates and Marquee shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to such Closing Date; (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and shall in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the respective dates as of which information is given, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt or general affairs of Marquee and the Merger Subsidiaries taken as a whole from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the effective date of the Registration Statement, and Marquee and each of the Merger Subsidiaries shall not have incurred any material liabilities or entered into any agreement not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against Marquee or any of the Merger Subsidiaries which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against Marquee or any of the Merger Subsidiaries before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of Marquee and the Merger Subsidiaries taken as a whole, and (v) you shall have received, at the First Closing Date, a certificate signed by each of the Chairman of the Board or the President and the principal financial or accounting officer of Marquee, dated as of the First Closing Date, evidencing compliance with the provisions of this subsection (e).

                    (e) Upon exercise of the option provided for in Section
2(b) hereof, the obligations of the several Underwriters (or, at its option, the Representative, individually) to purchase and pay for the Option Units referred to therein will be subject (as of the date hereof and as of the Option Closing Date) to the following additional conditions: (i) the Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to your knowledge or the knowledge of Marquee, shall be contemplated by the Commission, and any reasonable request on the part of the Commission for additional information shall have been complied with to the satisfaction of Bachner, Tally, Polevoy & Misher LLP, counsel to the several Underwriters.

                    (i) At the Option Closing Date there shall have been delivered to you as Representative the signed opinion of Baker & McKenzie, counsel for the Company, dated as of the Option Closing Date, in form and substance satisfactory to Bachner, Tally, Polevoy & Misher LLP, counsel to the several Underwriters, together with copies of such opinion for each of the other several Underwriters, which opinion shall be substantially the same in scope and substance as the opinion furnished to you at the First Closing Date pursuant to Section 4(b) hereof, except that such opinion, where appropriate, shall cover the Option Units.

                    (ii) At the Option Closing Date there shall have been delivered to you a letter in form and substance satisfactory to you from Ernst & Young LLP, dated the Option Closing Date and addressed to the Underwriters confirming the information in their letter referred to in Section 4(d) hereof and stating that nothing has come to their attention during the period from the ending date of their review referred to in said letter to a date not more than five business days prior to the Option Closing Date, which would require any change in said letter if it were required to be dated the Option Closing Date.

                    (iii) At the Option Closing Date there shall have been delivered to you a certificate of the Chairman of the Board or the President and the principal financial or accounting officer of Marquee, dated the Option Closing Date, in form and substance satisfactory to Bachner, Tally, Polevoy & Misher LLP, counsel to the several Underwriters, substantially the same in scope and substance as the certificate furnished to you at the First Closing Date pursuant to Section 4(e) hereof.

                    (iv) All proceedings taken at or prior to the Option Closing Date in connection with the sale and issuance of the Option Units shall be satisfactory in form and substance to you, and you and Bachner, Tally, Polevoy & Misher LLP, counsel to the several Underwriters, shall have been furnished with all such documents, certificates, and opinions as you may reasonably request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of Marquee or its compliance with any of the covenants or conditions contained herein.

                  (f) No action shall have been taken by the Commission or the NASD, the effect of which would make it improper, at any time prior to the Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Units, Common Stock or the Warrants and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the Representative or Marquee, shall be contemplated by the Commission or the NASD. Marquee represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD.

                  (g) Marquee shall have caused and taken no action to prevent each of the merger of A&A and a Merger Subsidiary of Marquee and the merger of SMTI and a Merger Subsidiary of Marquee, substantially on the terms and conditions set forth in the Acquisition Agreements and the Prospectus, subject to such changes therein as are not material and are agreed to by the Representative.

                  (h) If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the several Underwriters under this Agreement may be cancelled at, or at any time prior to, each Closing Date by the Representative notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the Underwriters to the Company.

         5. Conditions of the Obligations of Marquee. The obligation of Marquee to sell and deliver the Units is subject to the following conditions:

                  (a) The Registration Statement shall have become effective not later than 10:00 A.M. New York time, on the day following the date of this Agreement, or on such later date as the Company and the Representative may agree in writing; and

                  (b) At the Closing Dates, no stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission.

         If the conditions to the obligations of Marquee provided for in this Section have been fulfilled on the First Closing Date but are not fulfilled after the First Closing Date and prior to the Option Closing Date, then only the obligation of Marquee to sell and deliver the Units on exercise of the option provided for in Section 2(b) hereof shall be affected.

         6.       Indemnification.

                  (a) Marquee agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which such Underwriter or such controlling person may become subject, under the Act or otherwise, and will reimburse, as incurred, such Underwriters and such controlling persons for any legal or other expenses reasonably incurred in connection with investigating, defending against or appearing as a third party witness in connection with any losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (B) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Marquee will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. This indemnity will be in addition to any liability which Marquee may otherwise have.

                  (b) Each Underwriter severally, but not jointly, will indemnify and hold harmless Marquee, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, and each person, if any, who controls Marquee within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which Marquee or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to Marquee by you or by any Underwriter through you specifically for use in the preparation thereof.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is an Underwriter or a person who controls such Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party and in the judgment of the Representative, it is advisable for the Representative or such Underwriters or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated in writing by you). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.

         7.       Contribution.

         In order to provide for just and equitable contribution under the Act in any case in which (i) any Underwriter makes claim for indemnification pursuant to Section 6 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 6 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any Underwriter, then Marquee and each person who controls Marquee, in the aggregate, and any such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in such proportions that all such Underwriters are responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount per Unit appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and Marquee shall be responsible for the remaining portion, provided, however, that (a) if such allocation is not permitted by applicable law then the relative fault of Marquee and the Underwriters and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company or any of the Merger Subsidiaries, or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Marquee and the Underwriters agree that it would not be just and equitable if the respective obligations of Marquee and the Underwriters to contribute pursuant to this
Section 7 were to be determined by pro rata or per capita allocation of the aggregate damages (even if the Underwriters in the aggregate were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 7 and (b) that the contribution of each contributing Underwriter shall not be in excess of its proportionate share (based on the ratio of the number of Units purchased by such Underwriter to the number of Units purchased by all contributing Underwriters) of the portion of such losses, claims, damages or liabilities for which the Underwriters are responsible. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this paragraph, the word "Company" includes any officer, director, or person who controls Marquee within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then any Underwriter and each person who controls any Underwriter shall be entitled to contribution from Marquee, its officers, directors and controlling persons to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than Marquee and the Underwriters. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

         8.       Costs and Expenses.

                  (a) Whether or not this Agreement becomes effective or the sale of the Units to the Underwriters is consummated, Marquee will pay all costs and expenses incident to the performance of this Agreement by the Company including, but not limited to, the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and the Prospectus, as amended or supplemented, or the Term Sheet, the fee of the NASD in connection with the filing required by the NASD relating to the offering of the Units contemplated hereby; all expenses, including reasonable fees and disbursements of counsel to the Underwriters, in connection with the qualification of the Units under the state securities or blue sky laws which the Representative shall designate; the cost of printing and furnishing to the several Underwriters copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, Selling
Agreement, Underwriters' Questionnaire, Underwriters' Power of Attorney and the Blue Sky Memorandum, any fees relating to the listing of the Units, Common Stock and Warrants on the Nasdaq SmallCap Market or any other securities exchange, the cost of printing the certificates representing the securities comprising the Units, the fees of the transfer agent and warrant agent the cost of publication of at least three "tombstones" of the offering (at least one of which shall be in national business newspaper and one of which shall be in a major New York newspaper) and the cost of preparing at least four hard cover "bound volumes" relating to the offering, in accordance with the Underwriters' request; provided that the Company shall only be required to pay for the tombstones and bound volumes in the event that the Offering is consummated. Marquee shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriters hereunder. Marquee will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in Section 3(a) of this Agreement except as otherwise set forth in said Section.

                  (b) In addition to the foregoing expenses Marquee shall at the First Closing Date pay to The Underwriters a non-accountable expense allowance of $376,875, of which $50,000 has been paid. In the event the overallotment option is exercised, Marquee shall pay to The Underwriters at the Option Closing Date an additional amount equal to 2.25% of the gross proceeds received upon exercise of the overallotment option. In the event the transactions contemplated hereby are not consummated by reason of any action by the Underwriters (except if such prevention is based upon a breach by the Company of any covenant, representation or warranty contained herein or because any other condition to the Underwriters' obligations hereunder required to be fulfilled by the Company or any of the Merger Subsidiaries is not fulfilled) Marquee shall be liable for the accountable out-of-pocket expenses of the Underwriters, including legal fees up to a maximum of $50,000. In the event the transactions contemplated hereby are not consummated by reason of any action of the Company or because of a breach by the Company of any covenant, representation or warranty herein, Marquee shall be liable for the accountable expenses of the Underwriters, including legal fees, up to a maximum of $150,000.

                  (c) No person is entitled either directly or indirectly to compensation from the Company, from the Representative or from any other person for services as a finder in connection with the proposed offering, and Marquee agrees to indemnify and hold harmless the Representative and the other Underwriters, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Representative or such other Underwriter or person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

         9.       Substitution of Underwriters.

         If any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase the First Units hereunder, or shall fail to take up and pay for the number of First Units set forth opposite their respective names in Schedule A hereto upon tender of such First Units in accordance with the terms hereof, then:

                  (a) If the aggregate number of First Units which such Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of First Units, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the First Units which such defaulting Underwriter or Underwriters agreed but failed to purchase. In the event the Offering is not consummated for any reason, any portion of the non-accountable expense allowance previously paid to the Underwriter which is not accounted for shall be returned to the Company.

                  (b) If any Underwriter or Underwriters so default and the agreed number of First Units with respect to which such default or defaults occurs is more than 10% of the total number of First Units, the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon among them) the First Units which the defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the First Closing Date, take up and pay for the First Units which the defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the First Units shall be extended to the next business day to allow such remaining Underwriters the privilege of substituting within twenty-four hours (including nonbusiness hours) another underwriter or underwriters satisfactory to Marquee. If no such underwriter or underwriters shall have been substituted as aforesaid, within such twenty-four hour period, the time of delivery of the First Units may, at the option of Marquee, be again extended to the next following business day, if necessary, to allow Marquee the privilege of finding within twenty-four hours (including nonbusiness hours) another underwriter or underwriters to purchase the First Units which the defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted Underwriters to take up the First Units of the defaulting Underwriter or Underwriters as provided in this Section, (i) Marquee or the Representative shall have the right to postpone the time of delivery for a period of not more than seven business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and Marquee agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of First Units to be purchased by the remaining Underwriters or substituted Underwriters shall be taken at the basis of the underwriting obligation for all purposes of this Agreement.

         If in the event of a default by one or more Underwriters and the remaining Underwriters shall not take up and pay for all the First Units agreed to be purchased by the defaulting Underwriters or substitute another underwriter or underwriters as aforesaid, Marquee shall not find or shall not elect to seek another underwriter or underwriters for such First Units as aforesaid, then this Agreement shall terminate.

         If, following exercise of the option provided in Section 2(b) hereof, any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase Option Units at the Option Closing Date, or shall fail to take up and pay for the number of Option Units, which they become obligated to purchase at the Option Closing Date upon tender of such Option Units in accordance with the terms hereof, then the remaining Underwriters or substituted Underwriters may take up and pay for the Option Units of the defaulting Underwriter or Underwriters in the manner provided in
Section 9(b) hereof. If the remaining Underwriters or substituted Underwriters shall not take up and pay for all such Option Units, the Underwriters shall be entitled to purchase the number of Option Units for which there is no default or, at their election, the option shall terminate, and the exercise thereof shall be of no effect.

         As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. In the event of termination, there shall be no liability on the part of any nondefaulting Underwriter to Marquee, provided that the provisions of this Section 9 shall not in any event affect the liability of any defaulting Underwriter to Marquee arising out of such default.

         10.      Effective Date.

         The Agreement shall become effective upon its execution except that you may, at your option, delay its effectiveness until 11:00 A.M., New York time on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first commence the initial public offering by the Underwriters of any of the Units. The time of the initial public offering shall mean the time of release by you of the first newspaper advertisement with respect to the Units, or the time when the Units are first generally offered by you to dealers by letter or telegram, whichever shall first occur. This Agreement may be terminated by you at any time before it becomes effective as provided above, except that Sections 3(c), 6, 7, 8, 13, 14, 15 and 16 shall remain in effect notwithstanding such termination.

         11.      Termination.

                  (a) This Agreement, except for Sections 3(c), 6, 7, 8, 13, 14, 15 and 16 hereof, may be terminated at any time prior to the First Closing Date, and the option referred to in Section 2(b) hereof, if exercised, may be cancelled at any time prior to the Option Closing Date, by you if in your judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Units agreed to be purchased hereunder by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq SmallCap Market or the Nasdaq National Market having been suspended or limited; (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof); (iv) a banking moratorium having been declared by federal or New York state authorities; (v) an outbreak of international hostilities or other national or international calamity or crisis or change in economic or political conditions having occurred; (vi) a pending or threatened legal or governmental proceeding or action relating generally to Marquee's or any of the Merger Subsidiaries' business, or a notification having been received by either Marquee or any of the Merger Subsidiaries of the threat of any such proceeding or action, which could materially adversely affect Marquee and the Merger Subsidiaries taken as a whole; (vii) except as contemplated by the Prospectus, Marquee is merged or consolidated into or acquired by another company or group or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs; (viii) the passage by the Congress of the United States or by any state legislative body or federal or state agency or other authority of any act, rule or regulation, measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Representative to have a material impact on the business, financial condition or financial statements of the Company or the market for the securities offered pursuant to the Prospectus;
(ix) any adverse change in the financial or securities markets beyond normal market fluctuations having occurred since the date of this Agreement, or (x) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of Marquee and the Merger Subsidiaries taken as a whole, financial or otherwise, whether or not arising in the ordinary course of business.

               (b) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11 or in
Section 10, Marquee shall be promptly notified by you, by telephone or telegram, confirmed by letter.

       12.     Unit Purchase Option.

       At or before the First Closing Date, Marquee will sell to The Underwriters or their designees, as permitted by the NASD, for a consideration of $335, and upon the terms and conditions set forth in the form of Unit Purchase Option annexed as an exhibit to the Registration Statement, a Unit Purchase Option to purchase an aggregate of 335,000 Units. In the event of conflict in the terms of this Agreement and the Unit Purchase Option, the language of the Unit Purchase Option shall control.

        13.    Representations, Warranties and Agreements to Survive Delivery.

        The respective indemnities, agreements, representations, warranties and other statements of the Company or its Principal Stockholders, where appropriate, and the undertakings set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment of the Units and the termination of this Agreement.

        14.    Notice.

        Any communications specifically required hereunder to be in writing, if sent to the Underwriters, will be mailed, delivered and confirmed to them at Royce Investment Group, Inc., 199 Crossways Park Drive, Woodbury, New York 11797, with a copy sent to Bachner, Tally, Polevoy & Misher LLP, 380 Madison Avenue, New York, New York 10017, attention: Jill M. Cohen, Esq., or if sent to Marquee, will be mailed, delivered and confirmed to it at 888 Seventh Avenue, 40th Floor, New York, New York 10019, with a copy sent to Baker & McKenzie, 805 Third Avenue, New York, New York 10022, attention: John J. Hentrich, Esq.

        15.     Parties in Interest.

        The Agreement herein set forth is made solely for the benefit of the several Underwriters, the Company and, to the extent expressed, the Principal Stockholders, any person controlling the Company or any of the several Underwriters, and directors of Marquee, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Units. All of the obligations of the Underwriters hereunder are several and not joint.

         16.      Applicable Law.

         This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be entirely performed within New York.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this agreement, whereupon it will become a binding agreement between Marquee and the several Underwriters in accordance with its terms.

                                      Very truly yours,

                                      THE MARQUEE GROUP, INC.

                                      By: /s/ Robert Gutkowski
                                         ------------------------------------


         The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                      ROYCE INVESTMENT GROUP, INC.

                                      By: /s/ Anthony Sarkis
                                         ------------------------------------
                                          For itself and as Representative of
                                          the several Underwriters

                                   SCHEDULE A


             Underwriter                  Number of Units to be Purchased

    ---------------------------          ---------------------------------



Royce Investment Group, Inc.                         1,675,000

Continental Broker-Dealer Corporation                1,675,000











                                           Total Units:  3,350,000